STATEMENT OF ADDITIONAL INFORMATION

                      MAY 1, 2000, AS AMENDED MAY 11, 2000

                            JNL VARIABLE FUND III LLC



This Statement of Additional Information (the "SAI") is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the JNL Variable Fund III LLC Prospectus, dated May 1, 2000 (the "Prospectus"). The Prospectus may be obtained at no charge by calling (800) 766-4683, or writing P.O. Box 378002, Denver, Colorado 80237-8002.




                                TABLE OF CONTENTS

General Information and History............................................  2
Common Types of Investments and Management Practices.......................  2
Additional Risk Considerations.............................................  7
Investment Restrictions....................................................  9
Management of the Fund..................................................... 10
Performance................................................................ 12
Investment Advisory and Other Services..................................... 14
Purchases, Redemptions and Pricing of Interests............................ 18
Additional Information..................................................... 19
Tax Status................................................................. 20
Financial Statements ...................................................... 21




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                         GENERAL INFORMATION AND HISTORY

JNL Variable Fund III LLC (the "Fund") is a non-diversified, open-end management company organized as a Delaware limited liability company on January 26, 1999. The Fund offers interests in the JNL/First Trust The DowSM Target 10 Series (the "Series").

              COMMON TYPES OF INVESTMENTS AND MANAGEMENT PRACTICES

This section describes some of the types of securities the Series may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The Series may invest in the following securities or engage in the following practices to the extent that such securities and practices are consistent with the Series' investment objective(s) and policies described in the Prospectus and in this SAI.

BANK OBLIGATIONS. The Series may invest in bank obligations, which include certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Series may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

BORROWING AND LENDING. The Series may borrow money from banks for temporary or emergency purposes in amounts up to 25% of its total assets. To secure borrowings, the Series may mortgage or pledge securities in amounts up to 15% of its net assets.

CASH POSITION. The Series may hold a certain portion of its assets in repurchase agreements and money market securities maturing in one year or less that are rated in one of the two highest rating categories by a nationally recognized statistical rating organization. For temporary, defensive purposes, the Series may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.

COMMERCIAL PAPER. The Series may invest in commercial paper. Commercial paper are short-term promissory notes issued by corporations primarily to finance short-term credit needs. Such notes may have fixed or variable rates.

COMMON AND PREFERRED STOCKS. The Series may invest in common and/or preferred stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Series may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Although common and preferred stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies.

FUTURES AND OPTIONS. Futures contracts are often used to manage risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. The Series may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. The Series may purchase or sell call and put options on securities and financial indices, and may invest in futures contracts on financial indices, including interest rates or an index of U.S. Government securities, or equity or fixed-income securities.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower the Series' total return; and the potential loss from the use of futures can exceed the Series' initial investment in such contracts. These instruments may also be used for non-hedging purposes such as increasing the Series' income.

The Series' use of commodity futures and commodity options trading should not be viewed as providing a vehicle for interest holder participation in a commodity pool. Rather, in accordance with regulations adopted by the Commodity Futures Trading Commission (CFTC), the Series will employ such techniques only for (1) hedging purposes, or (2) otherwise, to the extent that aggregate initial margin and required premiums do not exceed 5 percent of the Series' net assets.

HYBRID INSTRUMENTS. The Series may purchase hybrid instruments, which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, a particular currency, or a domestic debt or common stock index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

ILLIQUID SECURITIES. The Series may hold illiquid investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Illiquid investments generally include: repurchase agreements not terminable within seven days; securities for which market quotations are not readily available; restricted securities not determined to be liquid in accordance with guidelines established by the Fund's Board of Managers; over-the-counter (OTC) options and, in certain instances, their underlying collateral; and securities involved in swap, cap, collar and floor transactions.

MONEY MARKET FUNDS. The Series may invest in shares of money market funds to the extent permitted by the Investment Company Act of 1940, as amended.

PORTFOLIO TURNOVER. To a limited extent, the Series may engage in short-term transactions if such transactions further its investment objective. The Series may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of taxable gains.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. The Series may invest in repurchase or reverse repurchase agreements. A repurchase agreement involves the purchase of a security by the Series and a simultaneous agreement (generally by a bank or dealer) to repurchase that security from the Series at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A repurchase agreement may be considered a loan collateralized by the underlying security. The Series must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book Entry System.

The Series may invest in open repurchase agreements which vary from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement. In addition, the Series, together with other registered investment companies having management agreements with a common investment adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

When the Series invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills and notes.

SECURITIES LENDING. The Series may also lend common stock to broker-dealers and financial institutions to realize additional income. As a fundamental policy, the Series will not lend common stock or other assets, if as a result, more than 33 1/3% of the Series' total assets would be lent to other parties. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) the Series must receive any dividends or interest paid by the issuer on such securities; (c) the Series must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) the Series must receive either interest from the investment of collateral or a fixed fee from the borrower. The Series might experience a loss if the borrowing broker-dealer or financial institution breaches its agreement with the Series.

Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, the Series may experience delays in, or be prevented from, recovering the collateral. During the period that the Series seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. The Series does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. The Series may also incur expenses in enforcing its rights. If the Series has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.

SECURITY-RELATED ISSUERS. The Fund has been granted exemptive relief from the Securities and Exchange Commission to allow the Series to invest more than 5% of their assets in the securities of any issuer that derives more than 15 percent of its gross revenue from "securities related activities" (as defined in rule 12d3-1 under the Investment Company Act of 1940). SHORT SALES. The Series may sell securities short. A short sale is the sale of a security the Series does not own. It is "against the box" if at all times when the short position is open the Series owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. To the extent that the Series engages in short sales that are not "against the box," it must maintain asset coverage in the form of assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Managers, in a segregated account, or otherwise cover its position in a permissible manner. If the value of the security goes up, the Series will have to buy it back at a loss to make good on the borrowing.

U.S. GOVERNMENT SECURITIES. U.S. Government securities are issued or guaranteed as to principal and interest by U.S. Government agencies or instrumentalities. These include securities issued by the Federal National Mortgage Association
(Fannie Mae), Government National Mortgage Association (Ginnie Mae), Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, Student Loan Marketing Association, and the Tennessee Valley Authority. Some of these securities, such as those issued by Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law.

U.S. GOVERNMENT OBLIGATIONS. U.S. Government obligations include bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

WARRANTS. The Series may invest in warrants. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase common stock at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WRITING COVERED OPTIONS ON SECURITIES. The Series may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the sub-adviser determines is appropriate in seeking to attain the Series' investment objective. Call options written by the Series give the holder the right to buy the underlying security from the Series at a stated exercise price; put options give the holder the right to sell the underlying security to the Series at a stated price.

The Series may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Series owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Series owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Series owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Series will maintain in a segregated account at the Series' custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Series' obligation under the option. The Series may also write combinations of covered puts and covered calls on the same underlying security.

The Series will receive a premium from writing an option, which increases the Series' return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, the Series will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Series will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

The Series may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Series will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Series.

                         ADDITIONAL RISK CONSIDERATIONS

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. The use of futures, options, forward contracts, and swaps (derivative instruments) exposes the Series to additional investment risks and transaction costs. If the sub-adviser seeks to protect the Series against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Series, the Series could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, forward contracts and swaps include: (1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

HYBRID INSTRUMENTS. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of "Futures, Options, and Other Derivative Instruments" herein for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter or in a private transaction between the Series and the seller of the hybrid instrument, the creditworthiness of the counter-party to the transaction would be a risk factor which the Series would have to consider. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission, which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

INSURANCE LAW RESTRICTIONS. In connection with the Fund's agreement to sell interests in the Fund to Jackson National Separate Account III (Separate Account), Jackson National Financial Services, LLC (JNFS) and Jackson National Life Insurance Company (JNL) may enter into agreements with the Fund, required by certain state insurance departments, under which JNFS may agree to use its best efforts to assure and to permit JNL to monitor that the Series complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If the Series failed to comply with such restrictions or limitations, JNL would take appropriate action, which might include ceasing to make investments in the Fund and/or Series or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Fund's operations.

INVESTMENT STRATEGY RISKS. The common stock selected for the Series generally share attributes that have caused them to have lower prices or higher yields relative to other stocks in their respective index or exchange. The common stock may, for example, be experiencing financial difficulty, or be out of favor in the market because of weak performance, poor earnings forecasts or negative publicity; or they may be reacting to general market cycles. There can be no assurance that the market factors that caused the relatively low prices and high dividend yields of the common stock will or will not change, that any negative conditions adversely affecting the stock prices will not deteriorate, that the dividend rates on the common stock will be maintained or that share prices will not decline further during the life of the Series, or that the common stock will continue to be included in the respective indices or exchanges. Investing in stocks with the highest dividend yields amounts to a contrarian strategy because these shares are often out of favor. Such strategy may be effective in achieving the Series' investment objective because regular dividends are common for established companies and dividends have often accounted for a substantial portion of the total return on stocks of the index as a group. However, there is no guarantee that either the Series' objective will be achieved or that the Series will provide for capital appreciation in excess of the Series' expenses. Because of the contrarian nature of the Series and the attributes of the common stock which caused inclusion in the portfolio, the Series may not be appropriate for investors seeking either preservation of capital or high current income. In addition, the strategy for the Series has underperformed its index in certain years.

LITIGATION. Certain of the issuers of common stock may be involved in the manufacture, distribution and sale of tobacco products. Pending litigation proceedings against such issuers in the United States and abroad cover a wide range of matters including product liability and consumer protection. Damages claimed in such litigation alleging personal injury (both individual and class actions), and in health cost recovery cases brought by governments, labor unions and similar entities seeking reimbursement for health case expenditures, aggregate many billions of dollars.

In November 1998, certain companies in the U.S. tobacco industry, including Philip Morris, entered into a negotiated settlement with several states which would result in the resolution of significant litigation and regulatory issues affecting the tobacco industry generally. The proposed settlement, while extremely costly to the tobacco industry, would significantly reduce uncertainties facing the industry and increase stability in business and capital markets. Future litigation and/or legislation could adversely affect the value, operating revenues and financial position of tobacco companies and could adversely affect the Series.

Certain of the Series may include the common stock of Microsoft Corporation in their portfolios. Microsoft Corporation is currently engaged in litigation with Sun Microsystems, Inc., the U.S. Department of Justice and several state Attorneys General. The complaints against Microsoft include copyright infringement, unfair competition and anti-trust violations. The claims seek injunctive relief and monetary damages. In the action brought against Microsoft by the U.S. Department of Justice, the United States District Court for the District of Columbia issued findings of fact that included a finding that Microsoft possesses and exercised monopoly power. The court also recently entered an order finding that Microsoft exercised this power in violation of the Sherman Antitrust Act and various state antitrust laws. The next step in the litigation will be for the court to determine the penalties against Microsoft. The possible remedies that could potentially be considered by the court, according to industry experts, range from a possible breakup of Microsoft to remedies such as ordering the company to surrender its blueprint, or "source code," for its Windows operating software. Microsoft has stated that it will appeal this ruling following the penalties phase and final decree. It is possible that any remedy could have a material adverse impact on Microsoft, however, it is impossible to predict the impact that any penalty may have on Microsoft's business in the future or on the Series.

At any time, litigation may be instituted on a variety of grounds with respect to the common stock held in the Series portfolio. The Fund is unable to predict whether any litigation including the above-described litigation, that has been or will be instituted, might have a material adverse effect on the Fund.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES. The following fundamental policies may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The Investment Company Act of 1940 (1940 Act) defines a majority vote as the vote of the lesser of (i) 67% of the Fund interests represented at a meeting at which more than 50% of the outstanding interests are represented or (ii) more than 50% of the outstanding voting interests.

         (1)      The Series may not issue senior securities.

         (2) The Series will not borrow money, except for temporary or emergency purposes, from banks. The aggregate amount borrowed shall not exceed 25% of the value of the Series' assets. In the case of any borrowing, the Series may pledge, mortgage or hypothecate up to 15% of its assets.

         (3) The Series will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933 when selling portfolio securities.

         (4) The Series will not purchase or sell real estate or interests therein.

         (5) The Series will not lend any security or make any other loan if, as a result, more than 33 1/3% of the Series' total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

         (6) The Series may invest in repurchase agreements and warrants and engage in futures and options transactions and securities lending.

The Series is not a "diversified company," as that term is defined in the Investment Company Act of 1940, as amended. There are no limitations on the concentration of the investments held by the Series in any particular industry or group of industries.

                             MANAGEMENT OF THE FUND

The officers of the Fund manage its day to day operations and are responsible to the Fund's Board of Managers. The Board of Managers of the Fund sets broad policies for the Series and chooses the Fund's officers. The following is a list of the Managers and officers of the Fund and a statement of their present positions and principal occupations during the past five years.

For purposes of this section, the term "Fund Complex" includes each of the following investment companies:JNL Series Trust, JNL Variable Fund LLC, JNL Variable Fund III LLC, JNL Variable Fund V LLC, JNLNY Variable Fund I LLC, and JNLNY Variable Fund II LLC. Each of the Fund's Managers is also a Trustee or Manager of each of the other funds in the Fund Complex and each of the Fund's officers is also an officer of one or more of the funds in the Fund Complex.

ANDREW B. HOPPING* (Age 41), 5901 Executive Drive, Lansing, Michigan 48911 Member of the Board of Managers of the Fund and each of the other funds in the Fund Complex
President and Chief Executive Officer of the Fund and each of the other funds in the Fund Complex
JNL Series Trust, Vice President (8/96 to 8/97)
JNL Series Trust, Treasurer (8/96 to 8/97)
JNL Series Trust, Chief Financial Officer (8/96 to 8/97)
Jackson National Life Distributors, Inc., Treasurer (1/98 to present)
Jackson National Financial Services, LLC, President and Managing Board Member (3/98 to present)
Jackson National Life Insurance Company, Executive Vice President
(7/98 to present)
Jackson National Life Insurance Company, Chief Financial Officer
(12/97 to present)
Jackson National Life Insurance Company, Senior Vice President (6/94 to 7/98) National Planning Corporation, Vice President (5/98 to 7/98)
Jackson National Life Distributors, Inc., Chief Financial Officer and
Vice President (7/97 to present)
National Planning Corporation, Director (6/97 to present)
Jackson National Financial Services, Inc., CEO and President (7/97 to 5/98) Countrywide Credit, Executive Vice President (3/92 to 6/94)

MICHAEL BOUCHARD** (Age 44), 344 Fairfax, Birmingham, MI 48009
Member of the Board of Managers of the Fund and each of the other funds in the Fund Complex
Sheriff, Oakland County, Michigan (1/99 to present)
Senator State of Michigan (1991 to 1999)

DOMINIC D'ANNUNZIO** (Age 62), 100 Siena Way, Unit 1204, Naples, FL 34119 Member of the Board of Managers of the Fund and each of the other funds in the Fund Complex
Acting Commissioner of Insurance for the State of Michigan, (8/97 to 5/98) Acting Commissioner of Insurance for the State of Michigan, (1/90 to 5/90) Acting Manager of Michigan State Accident Fund (9/89 to 12/89)
Deputy Commissioner of the Office of Financial Analysis and Examinations (4/89 to 8/97)
Deputy Commissioner of the Office of Market Standards (1/87 to 4/89)

MICHELLE ENGLER** (Age 42), 2520 Oxford Drive, Lansing, MI 48911
Member of the Board of Managers of the Fund and each of the other funds in the Fund Complex
First Lady of the State of Michigan (1991 to present)
Chair, Michigan Community Service Commission (1991 to present)

ROBERT A. FRITTS* (Age 51) 5901 Executive Drive, Lansing, Michigan 48911 Member of the Board of Managers of the Fund and each of the other funds in the Fund Complex
Vice President, Treasurer and Chief Financial Officer of the Fund and each of the other funds in the Fund Complex
JNL Series Trust, Assistant Treasurer (2/96 to August 1997)
JNL Series Trust, Assistant Secretary (12/94 to 2/96)
Jackson National Life Insurance Company, Vice President and Controller
(8/82 to present)

THOMAS J. MEYER (Age 53) 5901 Executive Drive, Lansing, Michigan 48911
Vice President, Secretary and Counsel of the Fund and each of the other funds in the Fund Complex
Jackson National Life Insurance Company, Senior Vice President (7/98 to present) Jackson National Life Insurance Company, Secretary (9/94 to present)
Jackson National Life Insurance Company, General Counsel (3/85 to present) Jackson National Life Insurance Company, Vice President (3/85 to 7/98)

MARK D. NERUD (Age33) 225 West Wacker Drive, Suite 1200, Chicago, IL  60606
Vice President and Assistant Treasurer of the Fund and each of the other funds in the Fund Complex
Jackson National Financial Services, LLC, Chief Financial Officer
(3/98 to present)
Jackson National Financial Services, LLC, Managing Board Member
(3/98 to present)
National Planning Corporation, Vice President (5/98 to present)
Jackson National Life Distributors, Inc., Chief Operating Officer
(7/97 to present)
Jackson National Life Distributors. Inc., Vice President, Assistant Treasurer (1/98 to present)
Jackson National Financial Services, Inc., Director (1/98 to 5/98)
Jackson National Financial Services, Inc., Chief Operating Officer
(6/97 to 5/98)
Jackson National Financial Services, Inc., Treasurer (6/97 to 5/98)
Jackson National Life Insurance Company, Vice President - Fund Accounting & Administration (1/00 to present)
Jackson National Life Insurance Company, Assistant Vice President - Mutual Fund Operations (5/97 to 12/99)
Jackson National Life Insurance Company, Assistant Vice President
(10/96 to 4/97)
Jackson National Life Insurance Company, Assistant Controller (10/96 to 4/97) Jackson National Life Insurance Company, Senior Manager - Mutual Fund Operations (4/96 to 10/96)
Voyageur Asset Management Company, Manager - Mutual Fund Accounting
(5/93 to 4/96)

SUSAN MIN (Age 28) 5901 Executive Drive, Lansing, MI 48911
Assistant Secretary of the Fund and each of the other funds in the Fund Complex Jackson National Financial Services, LLC, Secretary (1/00 to present)
Jackson National Life Insurance Company, Senior Attorney (1/00 to present) Goldman, Sachs & Co., Associates (10/99 to 12/99)
Van Eck Associates Corporation, Staff Attorney (9/97 to 10/99)

*Managers who are interested persons as defined in the 1940 Act.
**New member of the Board of Managers as of May 11, 2000.

The officers of the Fund and the Managers who are "interested persons" as designated above receive no compensation from the Fund. Disinterested Managers will be paid $5,000 for each meeting of a fund in the Fund Complex that they attend. The disinterested Managers received the following compensation for services as a Manager during the fiscal year ended December 31, 1999:


                      AGGREGATE COMPENSATION         PENSION OR RETIREMENT
                           FROM ADVISER           BENEFITS ACCRUED AS PART OF
          MANAGER                                        FUND EXPENSES

Joseph Frauenheim*               $16,000                            0
Richard McLellan*                 16,000                            0
Peter McPherson*                  16,000                            0

*Member of the Board of Managers that served on the Board until May 11, 2000.

As of April 1, 2000, the officers and Managers of the Fund, as a group, owned less than 1% of the then outstanding interests of the Fund. To the extent required by applicable law, JNL will solicit voting instructions from owners of variable insurance or variable annuity contracts. All interests of the Series will be voted by JNL in accordance with voting instructions received from such variable contract owners. JNL will vote all of the interests which it is entitled to vote in the same proportion as the voting instructions given by variable contract owners, on the issues presented, including interests which are attributable to JNL's interest in the Fund.

                                   PERFORMANCE

The Series' historical performance may be shown in the form of total return. This performance measure is described below. Performance advertised for the Series may or may not reflect the effect of any charges that are imposed under a variable annuity contract (Contract) that is funded by the Fund. Such charges, described in the prospectus for the Contract, will have the effect of reducing the Series' performance.

Standardized average annual total return and non-standardized total return measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of the Series. The Series' standardized average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission (SEC). Standardized average annual total return shows the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one-, five- and ten-year periods, or for a period covering the time the Series has been in existence if the Series has not been in existence for one of the prescribed periods. Because average annual total returns tend to smooth out variations in the Series' returns, you should recognize that they are not the same as actual year-by-year results. The standardized average annual total return for the Series for a specific period is found by first taking a hypothetical $1,000 investment (initial investment) in the Series' shares on the first day of the period, adjusting to deduct the applicable charges, if any, and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and the quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Series have been reinvested at net asset value on the reinvestment dates during the period.

The standardized average annual total return will be based on rolling calendar quarters and will cover at least periods of one, five and ten years, or a period covering the time the Series has been in existence, if it has not been in existence for one of the prescribed periods.

Non-standardized total return may also be advertised. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return. Non-standardized total return for a specific period is calculated by first taking an investment (initial investment) in the Series on the first day of the period and computing the end value of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Series have been reinvested at net asset value on the reinvestment dates during the period. Non-standardized total return may also be shown as the increased dollar value of the hypothetical investment over the period.

Quotations of standardized average annual total return and non-standardized total return are based upon historical earnings and will fluctuate. Any quotation of performance, therefore, should not be considered a guarantee of future performance. Factors affecting the performance of the Series include general market conditions, operating expenses and investment management.

The Series' performance quotations are based upon historical results and are not necessarily representative of future performance. The Series' interests are sold at net asset value. Returns and net asset value will fluctuate. Shares of the Series are redeemable at the then current net asset value, which may be more or less than original cost.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER. Jackson National Financial Services, LLC ("JNFS"), 5901 Executive Drive, Lansing, Michigan 48911, is the investment adviser to the Fund. As investment adviser, JNFS provides the Fund with professional investment supervision and management. JNFS is a wholly owned subsidiary of Jackson National Life Insurance Company ("JNL"), which is in turn wholly owned by Prudential plc, a life insurance company in the United Kingdom.

JNFS acts as investment adviser to the Series pursuant to an Investment Advisory and Management Agreement. The Investment Advisory and Management Agreement continues in effect for the Series from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Managers who are not parties to such agreement or interested persons of any such party except in their capacity as Managers of the Fund, and (ii) the interest holders of the Series or the Board of Managers. It may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding interests of the Series, and will terminate automatically upon assignment. Additional Series may be subject to a different agreement. The Investment Advisory and Management Agreement provides that JNFS shall not be liable for any error of judgment, or for any loss suffered by the Series in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JNFS in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement. The Series is obligated to pay JNFS the following fees:

          ASSETS                                                FEES

          $0 to $500 million .................................  .75%
          $500 million to $1 billion .........................  .70%
          Over $1 billion ....................................  .65%

The fee paid by the Fund to JNFS pursuant to the Investment Advisory and Management Agreement for the fiscal year ended December 31, 1999 was $2,911.

SUB-ADVISER. JNFS has entered into a Sub-Advisory Agreement with First Trust Advisors L.P. (First Trust) to manage the investment and reinvestment of the assets of the Series, subject to JNFS' supervision.

First Trust, an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, is the sub-adviser for the Series. First Trust's address is 1001 Warrenville Road, Lisle, Illinois 60532. First Trust is a limited partnership with one limited partner, Grace Partners of Dupage L.P., and one general partner, Nike Securities Corporation. Grace Partners of Dupage L.P. is a limited partnership with one general partner, Nike Securities Corporation, and a number of limited partners. Nike Securities Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. Pursuant to a Sub-Advisory Agreement with JNFS, First Trust is responsible for selecting the investments of the Series consistent with the investment objectives and policies of the Series, and will conduct securities trading for the Series. First Trust discharges its responsibilities subject to the policies of the Board of Managers of the Fund and the oversight and supervision of JNFS, which pays First Trust's sub-advisory fees.

Under the Sub-Advisory Agreement, First Trust provides the Series with discretionary investment services. Specifically, First Trust is responsible for supervising and directing the investments of the Series in accordance with the Series' investment objective, program, and restrictions as provided in the Prospectus and this Statement of Additional Information. First Trust is also responsible for effecting all security transactions on behalf of the Series.

As compensation for its services, First Trust receives a fee, which is paid by JNFS. The Sub-Advisory Agreement also provides that First Trust, its directors, officers, employees, and certain other persons performing specific functions for the Series will only be liable to the Series for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

The Sub-Advisory Agreement continues in effect for the Series from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Managers who are not parties to such agreement or interested persons of any such party except in their capacity as Managers of the Series and by the interest holders of the Series or the Board of Managers. It may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding interests of the Series, and will terminate automatically upon assignment or upon the termination of the investment management agreement between JNFS and the Series. Additional Series may be subject to a different agreement. The Sub-Advisory Agreement also provides that First Trust is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended (Code), applicable to the Series (relating to the diversification requirements applicable to investments in underlying variable annuity contracts). JNFS is obligated to pay First Trust out of the advisory fee it receives from the Series the following fees:

        ASSETS                                                            FEES
        $0 to $500 million ...........................................    .35%
        $500 million to $1 billion ...................................    .30%
        Over $1 billion ..............................................    .25%

LICENSE AGREEMENTS. JNFS, JNL and the Fund have entered into a Sub-License Agreement with First Trust under the terms of which the Fund and JNL are permitted to use and refer to certain copyright, trademark and proprietary rights and trade secrets of Dow Jones & Company.

ADMINISTRATIVE FEE. The Series pays to JNFS an Administrative Fee of .10% of the average daily net assets of the Series. In return for the fee, JNFS provides or procures all necessary administrative functions and services for the operation of the Series. In accordance with the Administration Agreement, JNFS is responsible for payment of expenses related to legal, audit, fund accounting, custody, printing and mailing, managers fees and all other services necessary for the operation of the Series. The Series is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.

CUSTODIAN AND TRANSFER AGENT. Boston Safe Deposit & Trust Company, One Boston Place, Boston, Massachusetts 02108, acts as custodian for the Series. In general, the custodian is responsible for holding the Series' cash and securities and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Series.

JNFS is the transfer agent and dividend-paying agent for the Series.

INDEPENDENT ACCOUNTANTS. The Series' independent accountants, PricewaterhouseCoopers LLP, 203 North LaSalle, Chicago, Illinois 60601, audit and report on the Series' annual financial statements, and perform other professional accounting, auditing and advisory services when engaged to do so by the Series.

SERIES TRANSACTIONS AND BROKERAGE. Pursuant to the Sub-advisory Agreement, First Trust is responsible for placing all orders for the purchase and sale of portfolio securities of the Fund. First Trust has no formula for the distribution of the Fund's brokerage business, its intention being to place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Fund. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

         Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, First Trust will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for its own account.

         In selecting brokers and dealers through whom to effect transactions, First Trust will give consideration to a number of factors, including price, dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. Consideration of these factors by First Trust, either in terms of a particular transaction or First Trust's overall responsibilities with respect to the Fund and any other accounts managed by First Trust, could result in the Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction. In selecting brokers and dealers, First Trust will also give consideration to the value and quality of any research, statistical, quotation or valuation services provided by the broker or dealer. In placing a purchase or sale order, First Trust may use a broker whose commission in effecting the transaction is higher than that of some other broker if First Trust determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or First Trust's overall responsibilities with respect to the Fund and any other accounts managed by First Trust. Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Consistent with the foregoing considerations and the Conduct Rules of the NASD, First Trust may consider the sale of shares of the Series or variable insurance products that use the Series as investment vehicles, or may consider or follow recommendations of JNFS that take such sales into account, as factors in the selection of brokers to effect portfolio transactions for a Series, subject to the requirements of best net price available and most favorable execution. In this regard, JNFS may direct First Trust to try to effect a portion of a Series' transactions through broker-dealers that give prominence to variable insurance products using the Series as investment vehicles, to the extent consistent with best net price available and most favorable execution.

         To the extent research services are used by First Trust in rendering investment advice to the Fund, such services would tend to reduce First Trust' expenses. However, First Trust does not believe that an exact dollar value can be assigned to these services. Research services received by First Trust from brokers or dealers executing transactions for the Fund will be available also for the benefit of other portfolios managed by First Trust.

         The Managers periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Series and review commissions paid by the Series over a period of time to determine if they are reasonable in relation to the benefit to the Series.

         Any portfolio transaction for a Series may be executed through brokers that are affiliated with the Fund, JNFS and/or First Trust, if, in First Trust's judgment, the use of such affiliated brokers is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the affiliated broker charges the Series a commission rate consistent with those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act.

         There may be occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts served by affiliated companies of JNFS or First Trust. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when JNFS and First Trust believe that to do so is in the interest of the Fund. When such concurrent authorizations occur the executions will be allocated in an equitable manner.

During the period indicated, the Series paid the following amounts in brokerage commissions.

                                                      Fiscal year ended
                                                      December 31, 1999
JNL/ First Trust The Dow sm Target 10 Series*                      $1,059
--------------------------------------------------------------------------------

* Commenced operations on August 16, 1999.

         As of December 31, 1999, the following Series owned securities of one of the Fund's regular broker/dealers:

                                                                      Amount of
         Series                         Broker/Dealer               Shares Owned
         ------                         -------------               ------------
JNL/First Trust The Dow(SM)
Target 10 Series                 J.P. Morgan Securities, Inc.             39,000

CODE OF ETHICS. To mitigate the possibility that the Series will be adversely affected by personal trading of employees, the Fund, JNFS and First Trust have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions. JNFS' Code complies, in all material respects, with the recommendations of the Investment Company Institute. Employees subject to the Code of Ethics may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust.


                 PURCHASES, REDEMPTIONS AND PRICING OF INTERESTS

The Separate Account may purchase interests of the Series at their net asset value. Interests are purchased using premiums received on policies issued by JNL. The Separate Account is funded by interests of the Fund.

All investments in the Fund are credited to the interest holder's account in the form of full and fractional interests of the Series (rounded to the nearest 1/1000 of an interest). The Fund does not issue interest certificates.

As stated in the Prospectus, the net asset value (NAV) of Series' interests is determined once each day on which the New York Stock Exchange (NYSE) is open (Business Day) at the close of the regular trading session of the Exchange (normally 4:00 p.m., Eastern Time, Monday through Friday). The NAV of Series' interests is not determined on the days the NYSE is closed, which days generally are New Year's Day, Martin Luther King Jr. holiday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The per interest NAV of the Series is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of interests outstanding. In determining NAV, securities listed on the national securities exchanges, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using exchange rates in effect at the time of valuation. The Series will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on the amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair values determined in good faith under procedures established by and under the supervision of the Managers.

The Fund may suspend the right of redemption for the Series only under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of interest holders.

                             ADDITIONAL INFORMATION

DESCRIPTION OF INTERESTS. The Fund may issue an unlimited number of full and fractional interests of the Series and divide or combine such interests into a greater or lesser number of interests without thereby changing the proportionate interests in the Fund. Each interest of the Series represents an equal proportionate interest in the Series with each other interest. The Fund reserves the right to create and issue any number of series of interests. In that case, the interests of each series would participate equally in the earnings, dividends, and assets of the particular Series. Upon liquidation of the Series, interest holders are entitled to share pro rata in the net assets of the Series available for distribution to interest holders. Each issued and outstanding interest in the Series is entitled to participate equally in dividends and distributions declared by the Series, and in the net assets of the Series remaining upon liquidations or dissolution after outstanding liabilities are satisfied. The interests of the Series, when issued, are fully paid and nonassessable. They have no preemptive, conversion, cumulative dividend or similar rights. They are freely transferable. Interests in the Series do not have cumulative rights. This means that owners of more than half of the Fund's interests voting for election of Managers can elect all the Managers if they so choose. Then, the remaining interest owners would not be able to elect any Managers.

VOTING RIGHTS. Interest holders are entitled to one vote for each interest held. Interest holders may vote on the election of Managers and on other matters submitted to meetings of interest holders. In regard to termination, sale of assets, or change of investment restrictions, the right to vote is limited to the holders of interests of the Series affected by the proposal. When a majority is required under the Investment Company Act of 1940, as amended, it means the lesser of 67% or more of the interests present at a meeting when the holders of more than 50% of the outstanding interests are present or represented by proxy, or more than 50% of the outstanding interests.

INTERESTHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone number or address shown on the cover page of the Prospectus.

                                   TAX STATUS

The Fund is not a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). The Fund nonetheless does not pay federal income tax on its interest, dividend income or capital gains. As a limited liability company whose interests are sold only to the Separate Account, the Fund is disregarded as an entity for purposes of federal income taxation. Jackson National Life, through the Separate Account, is treated as owning the assets of the Series directly and its tax obligations thereon are computed pursuant to Subchapter L of the Code (which governs the taxation of insurance companies). Under current tax law, interest, dividend income and capital gains of the Fund are not taxable to the Fund, and are not currently taxable to JNL or to policy owners, when left to accumulate within a variable annuity policy. Tax disclosure relating to the variable annuity policies that offer the Fund as an investment alternative is contained in the prospectuses for those policies.

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that fund contracts such as the variable annuity policies (that is, the assets of the Series). Failure to satisfy those standards would result in imposition of Federal income tax on a variable annuity policy owner with respect to the increase in the value of the variable annuity policy. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the variable annuity policies is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

The Treasury  Regulations  amplify the  diversification  standards  set forth in
Section 817(h) and provide an alternative to the provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality shall be treated as a separate issuer.

The Series will be managed with the intention of complying with these diversification requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which could affect the investment performance of the Series.

                              FINANCIAL STATEMENTS

The financial statements of the JNL/First Trust The Dow sm Target 10 Series for the period ended December 31, 1999 are incorporated by reference from the Fund's Annual Report to interest holders which is available at no charge upon written or telephone request to the Fund at the address and telephone number set forth on the front page of this Statement of Additional Information.